Exhibit 10.3

RIGHTNOW TECHNOLOGIES, INC.

2004 EQUITY INCENTIVE PLAN

Section 1.               Purpose.  The purpose of the RightNow Technologies, Inc. 2004 Equity Incentive Plan (the “Plan”) is to promote the interests of RightNow Technologies, Inc. (the “Company”) and its stockholders by aiding the Company in attracting, retaining and providing incentives to employees, officers, directors who are not also employees (“Non-Employee Directors”), consultants and independent contractors.

Section 2.               Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or other Stock-Based Award granted under the Plan.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” shall mean either the Board of Directors of the Company (the “Board”) or a committee of the Board appointed by the Board (the “Compensation Committee”) to administer the Plan and composed of not less than two directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 (which term “Non-Employee Director” is defined in this paragraph for purposes of the definition of “Committee” only and is not intended to define such term as used elsewhere in the Plan) and each of whom is an “outside director” within the meaning of Section 162(m) of the Code.

“Eligible Person” shall mean any employee, officer, director (including any Non-Employee Director), consultant or independent contractor providing services or other benefits to the Company or any Affiliate who the Committee determines to be an Eligible Person.

“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall not be less than:  (i) the closing price as reported for composite transactions, if the Shares are then listed on a national securities exchange; (ii) the last sale price, if the Shares are then quoted on the Nasdaq National Market; or (iii) in all other cases, the average of the closing representative bid and asked prices of the Shares, all on the date as of which Fair Market Value is being determined.  If on a given date the Shares are not traded in an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this clause and in connection therewith shall take such action as it deems necessary or advisable.

“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

“Person” shall mean any individual, corporation, partnership, association or trust.

“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

“Shares” shall mean shares of Common Stock, $0.001 par value, of the Company, or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.               Administration.

(a)           Power and Authority of the Committee.  The Plan shall be administered by the Compensation Committee with respect to grants to the officers and directors of the Company and by the Board with respect to grants to all other Eligible Persons.  The Compensation Committee may from time to time assist the Board in administering the Plan with respect to Eligible Persons who are not officers or directors of the Company, or the Board may delegate such administration function entirely to the Compensation Committee.  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any Award made under or instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

Section 4.               Shares Available for Awards.

(a)           Shares Available.  Subject to adjustment as provided in Section 4(c), the total number of Shares available for granting Awards under the Plan shall be 3,500,000, plus an automatic annual increase on the first day of each of the Company’s fiscal years beginning in 2005 and ending in 2014 equal to the lesser of (i) 1,000,000 shares of Common Stock or (ii) four percent of the number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year or (iii) such lesser number as determined by the Board.  Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise.  Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan (except that Shares used in connection with the satisfaction of tax obligations shall not be available for granting Incentive Stock Options).  If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(b)           Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  Such Shares may again become available for granting Awards under the Plan pursuant to the provisions of Section 4(a) of the Plan, subject to the limitations set forth in Section 4(c) of the Plan.

(c)           Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d)           Award Limitations Under the Plan.  No Eligible Person may be granted any Award or Awards, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 1,000,000 Shares, subject to adjustment as provided in the Plan, in the aggregate in any calendar year.  The foregoing annual limitation specifically includes the grant of any “performance-based” Awards within the meaning of Section 162(m) of the Code.

Section 5.               Eligibility.  Any Eligible Person of the Company or any Affiliate shall be eligible to be designated a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may be granted only to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.               Awards.

(a)           Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price for Shares underlying Incentive Stock Options shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option, or 110% of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option if the Participant owns directly or indirectly greater than 10% of the Company’s outstanding capital stock.

(ii)           Option Term.  The term of each Option shall be fixed by the Committee; provided, however, that the term shall not exceed 10 years, or, in the case of Incentive Stock Options, 5 years if the Participant owns directly or indirectly greater than 10% of the Company’s outstanding capital stock.

(iii)          Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)           Stock Certificates; Delivery of Shares.  Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Promptly upon the lapse or waiver of applicable restrictions, Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

(iii)          Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)           Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement.  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)           Other Stock-Based Awards.  The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(f)            General.

(i)            No Cash Consideration for Awards.  Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

(iv)          Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant.  Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement or amendment thereto relating to an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)           Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee.

(vi)          Restrictions; Securities Exchange Listing.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause appropriate entries to be made or legend or legends to be affixed on any such certificates to reflect such restrictions.  If the Shares or other securities are listed on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been listed on such securities exchange.

(g)           Directors’ Options.

(i)            Annual Grant.  Each Non-Employee Director shall receive annually on the date of each annual stockholders’ meeting Non-Qualified Options to purchase 15,000 Shares, provided that such Non-Employee Director has not received an initial grant as described in Section 6(g)(ii) below during the same calendar year.  Each chair of each committee of the Board shall receive annually on the date of each annual stockholders’ meeting additional Non-Qualified Options to purchase 5,000 Shares, provided that such committee chair has not received an initial grant as described in Section 6(g)(ii) below during the same calendar year.  The exercise prices for the Shares shall be the Fair Market Value of the Shares on the date of the grants.  Each Option shall become exercisable immediately upon grant, shall be exercisable for 10 years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan.

(ii)           Initial Grant.  Upon appointment or initial election to the Board, each Non-Employee Director shall receive an Option to purchase 30,000 Shares.  The exercise price for the Shares shall be the Fair Market Value of the Shares on the date of grant.  Each Option shall become exercisable in twelve installments of 2,500 Shares every three months from the date of grant, shall be exercisable for 10 years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan.

(iii)          No Limitation on Other Awards.  The provisions of this Section 6(g) shall not prevent the Committee from granting other and additional Awards to Non-Employee Directors, subject only to the terms and conditions set forth in the Plan.

Section 7.               Amendment and Termination; Adjustments.  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)           Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such stockholder approval:

(i)            would cause Rule 16b-3 or Section 162(m) of the Code to become unavailable with respect to the Plan;

(ii)           would violate the rules or regulations of the Nasdaq National Market, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(iii)          would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b)           Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided or in the Award Agreement.

(c)           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.               Income Tax Withholding; Tax Bonuses.

(a)           Withholding.  In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes that are the sole and absolute responsibility of a Participant are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)           Tax Bonuses.  The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions).  The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.               General Provisions.

(a)           No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to different Participants.

(b)           Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

(c)           No Rights of Stockholders.  Except with respect to Restricted Stock and other grants of Common Stock of the Company, neither a Participant nor the Participant’s legal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company in respect of any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Non-Employee Director the right to continue as a director, of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or the term of a Non-Employee Director at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the term of a Non-Employee Director free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)            Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

(g)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(h)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)            No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(j)            Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)           Section 16 Compliance.  The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3.  If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative.  The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Securities and Exchange Act of 1934, as amended, without so restricting, limiting or conditioning the Plan with respect to other Participants.

Section 10.             Effective Date of the Plan.  The Plan shall be effective as of the date (the “Effective Date”) immediately prior to the date on which the Company’s registration statement relating to its initial public offering of Common Stock is declared effective by the Securities and Exchange Commission, subject to approval by the Company’s stockholders in accordance with applicable law.

Section 11.             Term of the Plan.  Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the end of such period.